Exhibit 99.1

United States Commodity Index Funds Trust
United States Commodity Index Fund
Monthly Account Statement
For the Month Ended October 31, 2019

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$3,539,487
Unrealized Gain (Loss) on Market Value of Futures	(771,347)
Dividend Income	45,224
Interest Income	367,008
ETF Transaction Fees	2,100
Total Income (Loss)	$3,182,472

Expenses
Management Fees	$163,071
Professional Fees	28,897
Brokerage Commissions	14,317
Non-interested Directors' Fees and Expenses	3,202
Prepaid Insurance Expense	6,957
Total Expenses	$216,444
Net Income (Loss)	$2,966,028

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 10/1/19	$249,057,216
Withdrawals (550,000 Shares)	(19,806,132)
Net Income (Loss)	2,966,028

Net Asset Value End of Month	$232,217,112
Net Asset Value Per Share (6,400,000 Shares)	$36.28

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended October 31, 2019 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596

United States Commodity Index Funds Trust
United States Copper Index Fund
Monthly Account Statement
For the Month Ended October 31, 2019

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(247,125)
Unrealized Gain (Loss) on Market Value of Futures	413,925
Dividend Income	1,565
Interest Income	10,292
Total Income (Loss)	$178,657

Expenses
Management Fees	$4,080
Professional Fees	4,759
Brokerage Commissions	564
Non-interested Directors' Fees and Expenses	99
Prepaid Insurance Expense	87
Total Expenses	9,589
Expense Waiver	(4,567)
Net Expenses	$5,022
Net Income (Loss)	$173,635

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 10/1/19	$7,274,246
Net Income (Loss)	173,635

Net Asset Value End of Month	$7,447,881
Net Asset Value Per Share (450,000 Shares)	$16.55

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended October 31, 2019 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596

United States Commodity Index Funds Trust
Monthly Account Statement
For the Month Ended October 31, 2019

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$3,292,362
Unrealized Gain (Loss) on Market Value of Futures	(357,422)
Dividend Income	46,789
Interest Income	377,300
ETF Transaction Fees	2,100
Total Income (Loss)	$3,361,129

Expenses
Management Fees	$167,151
Professional Fees	33,656
Brokerage Commissions	14,881
Non-interested Directors' Fees and Expenses	3,301
Prepaid Insurance Expense	7,044
Total Expenses	226,033
Expense Waiver	(4,567)
Net Expenses	$221,466
Net Income (Loss)	$3,139,663

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 10/1/19	$256,331,462
Withdrawals (550,000 Shares)	(19,806,132)
Net Income (Loss)	3,139,663

Net Asset Value End of Month	$239,664,993

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended October 31, 2019 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596